Schedule of allowance for the impairment of trade receivables (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019
Financial Assets And Liabilities
At the beginning	$ 16	$ 68		$ 34
Impairment (1)	1	63	[1]	58	[1]
Utilizations		(7)		(13)
Reversal of unused amounts	(6)	(3)		(2)
Net foreign currency exchange differences	(2)	(2)		(1)
Gain on monetary position, net		(28)		(8)
Reclasification to assets clasified as held for sales		(75)
At the end of the year	$ 9	$ 16		$ 68

[1]	It includes US$ 26 million and US$ 23 million corresponding to Discontinued operations for fiscal year 2020 and 2019, respectively. As of December 31, 2020, includes US$ 13 million corresponding to the receivable impairment related to the exchange difference between the price of gas purchased by distributors and the price of gas recognized in distributors´s final tariffs between April 2018 and March 2019 to be assumed by the Federal Government in accordance to PEN Decree No. 1,053/18 (see Note 15).